UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2020

HECLA MINING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200
Coeur d’Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 19, 2020, Hecla Mining Company (the “Company”) completed its offering and sale of $475.0 million aggregate principal amount of the Company’s 7.250% Senior Notes due 2028 (the “Notes”). The offering and sale of the Notes (the “Offering”) were made pursuant to the Company’s shelf registration statement (Registration No. 333-229803) previously filed with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement dated February 13, 2020 that was filed with the SEC on February 18, 2020.

The Notes were issued pursuant to the Indenture, dated as of February 19, 2020 (the “Base Indenture”), by and among the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of February 19, 2020 (the “Supplemental Indenture”), by and among the Company, certain of the Company’s subsidiaries listed on the signature pages thereto (collectively, the “Guarantors”) and the Trustee.

The Notes bear interest at a rate of 7.250% per year from the date of original issuance or from the most recent payment date to which interest has been paid or provided for. Interest on the Notes is payable on February 15 and August 15 of each year, commencing August 15, 2020. The Guarantors and each of the Company’s future restricted subsidiaries that guarantee the Company’s indebtedness or indebtedness of subsidiary guarantors will guarantee the Notes on a senior unsecured basis, subject to certain exceptions (such guarantees collectively, the “Guarantees”). The Notes and the Guarantees will be the general senior unsecured obligations of the Company and the Guarantors, respectively, and will be subordinated to all of the existing and future secured debt of the Company and the Guarantors, respectively, to the extent of the assets securing that secured debt. In addition, the Notes will be effectively subordinated to all of the liabilities of the Company’s subsidiaries that are not guaranteeing the Notes, to the extent of the assets of those subsidiaries.

The Notes will be redeemable in whole or in part, at any time and from time to time on or after February 15, 2023, on the redemption dates and at the redemption prices specified in the Supplemental Indenture, plus accrued and unpaid interest, if any, to the date of redemption. Prior to February 15, 2023, the Company may redeem some or all of the Notes at a redemption price of 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, plus a “make whole” premium set forth in the Supplemental Indenture. The Company may redeem up to 35% of the Notes prior to February 15, 2023 with the net cash proceeds from certain equity offerings. Each of such optional redemption provisions referred to above are described in greater detail in the Supplemental Indenture.

Upon the occurrence of a change of control (as defined in the Supplemental Indenture), each holder of Notes will have the right to require the Company to purchase all or a portion of such holder’s Notes pursuant to a change of control offer (as defined in the Indenture), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date.

If an event of default with respect to the Notes occurs, the principal amount of the Notes, plus premium, if any, and accrued and unpaid interest may be declared immediately due and payable, subject to certain conditions. These amounts automatically become due and payable in the case of certain types of bankruptcy, insolvency or reorganization events of default involving the Company.

The foregoing is a summary of the material terms and conditions of the Base Indenture, as supplemented by the Supplemental Indenture, and is not a complete discussion. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference. A form of Note is included as Exhibit 4.3 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information in Item 8.01 of this Current Report on Form 8-K under the heading “Redemption of 6.875% Senior Notes due 2021” with respect to the Indenture, dated as of April 12, 2013 (as supplemented to date, the “2013 Indenture”), by and among the Company, the subsidiaries of the Company party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “2021 Notes Trustee”), as supplemented by (i) the Supplemental Indenture, dated as of April 14, 2014, by and among the Company, the subsidiaries of the Company listed on the signature pages thereto and the 2021 Notes Trustee, (ii) the Supplemental Indenture, dated as of August 5, 2015, by and among the Company, the subsidiaries of the Company listed on the signature pages thereto and the 2021 Notes Trustee, (iii) the Supplemental Indenture, dated as of October 26, 2016, by and among the Company, the subsidiaries of the Company listed on the signature pages thereto and the 2021 Notes Trustee, (iv) the Supplemental Indenture, dated as of November 30, 2018, by and among the Company, the subsidiaries of the Company listed on the signature pages thereto and the 2021 Notes Trustee, and (v) the Supplemental Indenture, dated as of September 16, 2019, by and among the Company, the subsidiaries of the Company listed on the signature pages thereto and the 2021 Notes Trustee, is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

Underwriting Agreement

On February 13, 2020, the Company and the Guarantors executed and delivered an underwriting agreement (the “Underwriting Agreement”), by and among the Company, the Guarantors and J.P. Morgan Securities LLC, as representative of the underwriters named therein (the “Underwriters”), relating to the Offering. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute payments that the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Opinions of Counsel

Opinions of the Company’s counsel relating to the validity of the Notes and the Guarantees issued and sold in the Offering are filed herewith as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5 and 5.6.

Redemption of 6.875% Senior Notes due 2021

On February 19, 2020, the Company issued a notice of redemption with respect to all of its outstanding 6.875% Senior Notes due 2021 (the “2021 Notes”). In addition, on February 19, 2020, the Company deposited with the 2021 Notes Trustee a sufficient amount of funds, which includes the net proceeds of the Offering together with cash on hand, to cause the satisfaction and discharge of the respective obligations of the Company and each guarantor of the 2021 Notes under the 2013 Indenture and the 2021 Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of February 13, 2020, by and among Hecla Mining Company, the Guarantors named therein and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.*

4.1	Indenture, dated as of February 19, 2020, by and among Hecla Mining Company and The Bank of New York Mellon Trust Company, N.A., as trustee.*

4.2	First Supplemental Indenture, dated as of February 19, 2020, by and among Hecla Mining Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.*

4.3	Form of 7.250% Senior Note due 2028 (included in Exhibit 4.2).

5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP.*

5.2	Opinion of K&L Gates LLP.*

5.3	Opinion of Michael Clary, Esq.*

5.4	Opinion of Erwin Thompson Faillers.*

5.5	Opinion of Cassels Brock & Blackwell LLP.*

5.6	Opinion of Crowley Fleck PLLP.*

23.1	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1).

23.2	Consent of K&L Gates LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: February 19, 2020

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